UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

(Name of Registrant as Specified in its Charter)

1633 Broadway

New York, New York 10019

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of each of AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”) and AllianzGI Dividend, Interest & Premium Strategy Fund (“NFJ”) (each, a “Fund” and, collectively, the “Funds”), we are pleased to invite you to the joint special meetings (the “Meetings”) of the Shareholders of the Funds to be held at the offices of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, scheduled for 12:00 p.m., Eastern time, on October 28, 2020. Shareholders will also be able to attend the Meetings virtually via webcast. The Meetings are being held to approve a series of changes to the Funds that will allow a transition to a new management structure (the “Transition”) in line with the strategic partnership described below.

On July 7, 2020, AllianzGI U.S., the current investment adviser to each Fund, announced that it had agreed to a strategic partnership with Virtus Investment Partners, Inc., which operates a multi-boutique asset management business. Central to the strategic partnership, and subject to certain Shareholder approvals and additional terms and conditions, affiliates of Virtus Investment Partners, Inc. will become investment adviser and administrator of certain of the Funds as well as other AllianzGI U.S.-managed products. AllianzGI U.S. teams will continue to manage AIO, NCV, NCZ, CBH, ACV and NIE in a sub-advisory capacity. AllianzGI U.S.’s Dallas-based Value Equity team, formerly known as NFJ Investment Group, will join Virtus as an affiliated manager and manage NFJ in a sub-advisory capacity. As discussed further in the Proxy Statement, Virtus has agreed to contractually limit each Fund’s expenses for two years from the closing of the Transition, so that each Fund’s net total expenses do not exceed current levels. Though the Transition will result in significant changes for the Funds, it is not expected to directly result in any change to the personnel responsible for managing the Funds’ assets or the composition of the Funds’ portfolios or in any increase in the fees or expenses borne by Fund Shareholders.

At the upcoming special Meetings, Shareholders will be asked to consider and vote with respect to certain proposals related to the Transition. Specifically, Shareholders will be asked to consider approval of new investment advisory and sub-advisory agreements that will be necessary to complete the Transition.

Each Fund’s Board has unanimously approved these proposals for the Fund and recommends that each Shareholder vote for each proposal on which he or she is entitled to vote.

No matter how many shares you own, your timely vote is important. If you are not available to attend the Meetings, then please promptly give your voting instructions by telephone or via the internet by following the enclosed instructions on your proxy card or you may vote by completing, signing, dating and returning the proxy card in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call AST Fund Solutions, LLC at 1-877-361-7967.

Thank you in advance for your participation in this important vote.

Sincerely,

Thomas J. Fuccillo
President and Chief Executive Officer

New York, New York

September 15, 2020

The Funds and their management are sensitive to the health and travel concerns of the Funds’ Shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Meeting will be conducted in person and virtually via webcast. Any Shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of September 10, 2020, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on October 27, 2020 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the meeting login information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of September 10, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on October 27,

2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of September 10, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Meeting. Any Shareholder wishing to participate in the Meeting in person should review the guidance provided on the AllianzGI U.S. website, available at https://us.allianzgi.com/documents/Shareholder-Protocol.

In light of uncertainties relating to COVID-19, the Funds reserve the flexibility to change the date, time, location or means of conducting the Meetings. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement as definitive additional soliciting material on the Security and Exchange Commission’s EDGAR system, and take all other reasonable steps necessary to inform other intermediaries in the proxy process and other relevant market participants of such change, among other steps. Although no decision has been made, the Funds may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Funds plan to announce these changes, if any, at http://us.allianzgi.com/closedendfunds, and encourage you to check this website prior to the Meetings.

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, NY 10019

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON October 28, 2020

To the Shareholders:

Notice is hereby given that a joint Special Meetings of Shareholders (the “Meetings”) of AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”) and AllianzGI Dividend, Interest & Premium Strategy Fund (“NFJ”) (each, a “Fund” and together, the “Funds”) scheduled for 12:00 p.m. Eastern time on October 28, 2020, to be held in person and virtually via webcast.

If you were a record holder of Fund shares as of September 10, 2020 and wish to virtually attend the Meetings, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on October 27, 2020 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of September 10, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on October 27, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of September 10, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you instructions for voting during the Meeting.

As described in the Proxy Statement, the Meetings have been called for the following purposes:

1. To be voted on by all Shareholders of each Fund, voting separately by each such Fund: To approve a new investment advisory agreement between each Fund and Virtus, as described in Section I of the attached Proxy Statement;

2A. To be voted on by all Shareholders of each Fund except NFJ (the “AllianzGI-Subadvised Funds”), voting separately by each such Fund: To approve a new subadvisory agreement by and among each AllianzGI-Subadvised Fund, Virtus and AllianzGI U.S., as described in Section II.A. of the attached Proxy Statement;

2B. To be voted on by all Shareholders of NFJ: To approve a new subadvisory agreement by and among NFJ, Virtus and NFJ Investment Group, LLC, as described in Section II.B. of the attached Proxy Statement; and

3. To consider and act upon such other matters as may properly come before the Meetings and any adjourned or postponed session thereof.

The Board of Trustees of each Fund unanimously recommends that you vote FOR the Proposals specified above.

Shareholders are NOT being asked to vote on the Transition. Rather, Shareholders are being asked to vote on the Proposals, listed above, that are being presented to them as a result of the Transition. The completion of the Transition (the “Closing”) is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Funds. Even if Shareholders approve the Proposals for a particular Fund, Proposals 1 and 2 will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. This is because the proposed Transition relates to a new constellation of management arrangements. With respect to each Fund, Proposals 1 and 2 are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Fund, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds.

Each Meeting is scheduled as a joint meeting of the holders of all shares of the applicable Fund(s), which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of auction rate preferred shares of beneficial interest, cumulative preferred shares and mandatory redeemable preferred shares, as applicable, of NCV, NCZ and ACV (the “Preferred Shareholders”). The Common Shareholders and Preferred Shareholders of each Fund, as applicable, are expected to consider and vote on similar matters, in each case voting together as a single class. The Shareholders of each Fund will vote on the applicable proposals set forth above and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for any other Fund.

The Boards of Trustees of the Funds have fixed the close of business on September 10, 2020 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings or any adjournment or postponement thereof. With respect to each Fund, the proxy is being solicited on behalf of the Board of Trustees of such Fund.

By order of the Boards of Trustees

Angela Borreggine
Secretary and Chief Legal Officer

New York, New York

September 15, 2020

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meetings or by proxy, no matter how many shares you own. If you do not expect to attend the Meetings, then please give your voting instructions by telephone or via the internet by following the instructions on your proxy card, or, if you wish to vote by mail, you may vote by completing, signing, dating and returning your proxy card. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meetings to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON OCTOBER 28, 2020

The Proxy Statement and the accompanying Notice of Special Meetings of Shareholders are available without charge by following the instructions on your proxy card. In addition, Shareholders can find important information about NCV, NCZ and CBH in their semi-annual shareholder report, dated August 31, 2019, and about AIO, NCV, NCZ and CBH in their annual shareholder report, dated February 29, 2020, including financial reports for the fiscal year ended February 29, 2020. Shareholders can find important information about ACV, NIE and NFJ in their semi-annual shareholder report, dated July 31, 2019, and in such Funds’ annual shareholder report, dated January 31, 2020, including financial reports for the fiscal year ended January 31, 2020. Upon request and without charge, the Funds will furnish each person to whom the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 1-800-254-5197, by writing to the Fund at the address appearing above or on the Funds’ website at us.allianzgi.com. The Proxy Statement and any definitive additional soliciting materials will be available on the Funds’ website at https://us.allianzgi.com/documents/Closed-End-Funds-Proxy.

PROXY STATEMENT

FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

The Notice of the Meetings, this Proxy Statement and the proxy card are being made available to Shareholders of record as of September 10, 2020 (the “Record Date”) beginning on or about September 15, 2020.

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, NY 10019

INTRODUCTION

The Board of Trustees (each a “Board” or “Trustees”) of each of AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”) and AllianzGI Dividend, Interest & Premium Strategy Fund (“NFJ”) (each, a “Fund” and together, the “Funds”) is soliciting proxies from the Shareholders of each Fund listed above in connection with the special meetings (the “Meetings”) of Shareholders of the Funds to be held at 12:00 p.m., Eastern time, on October 28, 2020 in person and virtually via webcast.

The Boards have considered a series of changes to the Funds that will allow a transition to a new management structure (the “Transition”) in line with the recently announced strategic partnership between Virtus Investment Advisers, Inc. (“Virtus”) and AllianzGI U.S. As part of the Transition: (i) Virtus will serve as the new investment adviser to each Fund, (ii) Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) will serve as subadviser to each Fund except NFJ (the “AllianzGI-Subadvised Funds”), and (iii) NFJ Investment Group, LLC (the “Virtus Value Equity Subadviser”) will serve as subadviser to NFJ. Virtus and its affiliates offer comprehensive services and greater scale, leverage and negotiating power with service providers. As part of the Transition, an affiliate of Virtus will become administrator for the Funds. Investment management fees for the Funds will be maintained at current levels, and the Funds will have expense limitation arrangements in place that will contractually limit each Fund’s total operating expenses so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing. Net total operating expenses could increase after the second anniversary of the Closing unless these expense limitation agreements are further continued. In addition, no changes to the portfolio management teams, investment strategies or investment processes will occur as a direct result of the Transition. It is anticipated that the Transition will be completed prior to December 31, 2020 (the “Closing”). AllianzGI U.S. will receive separate consideration annually, for a fixed period of time, from Virtus with respect to the Transition. This consideration is based on net management fees earned with respect to certain Funds. These arrangements are part of a broader strategic relationship between Virtus and AllianzGI U.S. relating to the Funds in this Proxy Statement and other retail products currently sponsored and managed by AllianzGI U.S. Upon Closing of the Transition, it is also expected that the naming convention of the Funds will change. “Virtus” will be inserted before the current name of each of the AllianzGI-Subadvised Funds and “Virtus NFJ” will replace “AllianzGI” in the current name of NFJ.

Shareholders are NOT being asked to vote on the Transition. Rather, Shareholders are being asked to vote on the Proposals, listed below, that are being presented to them as a result of the Transition. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Funds. Even if Shareholders approve the Proposals for a particular Fund, the Proposals will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. This is because the proposed Transition relates to a new constellation of management arrangements. With respect to each Fund, Proposals 1 and 2 are contingent on one another. Approval of the proposed investment advisory agreements (the “Proposed Investment Advisory Agreements”) is dependent on approval of the new subadvisory agreements (the “Subadvisory Agreements”) and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the Proposed Investment Advisory Agreements and Subadvisory Agreements for one or more Fund, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds for which the votes failed.

The Notice of the Meetings, this Proxy Statement and the proxy card are being made available to Shareholders of record as the Record Date beginning on or about September 15, 2020. Upon request and without charge, the Funds will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual and semi-annual shareholder reports (if any). You may obtain copies of one or more reports without charge by calling 1-800-254-5197, by writing to the Funds at the address appearing above or on the Funds’ website at us.allianzgi.com.

The Meetings are being called for the following purposes: (1) to approve the Proposed Investment Advisory Agreement between each Fund and Virtus, (2) to approve new Subadvisory Agreements by and among each AllianzGI-Subadvised Fund, Virtus and AllianzGI U.S., (3) to approve a new Subadvisory Agreement by and among NFJ, Virtus and the Virtus Value Equity Subadviser, and (4) to transact such other business as may properly come before the Meetings or any postponement or adjournment thereof.

SUMMARY OF THE PROPOSALS

As described below, the Meetings have been called for the following purposes:

1. To be voted on by all Shareholders of each Fund, voting separately by each such Fund: the approval of the Proposed Investment Advisory Agreement between each Fund and Virtus, as described in Section I below;

2A. To be voted on by all Shareholders the AllianzGI-Subadvised Funds, voting separately by each such Fund: the approval of the Subadvisory Agreements by and among each AllianzGI-Subadvised Fund, Virtus and AllianzGI U.S., as described in Section II.A. below;

2B. To be voted on by all Shareholders of NFJ: the approval of the Subadvisory Agreement by and among NFJ, Virtus and the Virtus Value Equity Subadviser, as described in Section II.B. below; and

3. To consider and act upon such other matters as may properly come before the Meetings and any adjourned or postponed session thereof.

The Boards of the Funds know of no business other than the Proposals set forth herein to be considered at the Meetings. If any other business is properly presented before the Meetings, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.

I. APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENTS

Introduction

As noted previously, the Boards of the Funds have considered an arrangement pursuant to which Virtus will serve as the new investment adviser to the Funds upon consummation of the Transition.

Shareholders of each Fund are being asked to approve the Proposed Investment Advisory Agreement with Virtus (this Proposal 1); Shareholders of each of the AllianzGI-Subadvised Funds are being asked to approve a new Subadvisory Agreement with AllianzGI U.S. (Proposal 2A); and Shareholders of NFJ are being asked to approve a new Subadvisory Agreement with the Virtus Value Equity Subadviser (Proposal 2B).

As described above, the Closing of the Transition is dependent on mutual agreement between Virtus and AllianzGI U.S. to proceed with the strategic partnership. Proposals 1 and 2 will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. With respect to each Fund, Proposals for the approval of Proposed Investment Advisory Agreements and Subadvisory Agreements (Proposals 1 and 2) are contingent on one another. Approval of the Proposed Investment Advisory Agreements is dependent on approval of the Subadvisory Agreements and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the Proposed Investment Advisory Agreements and Subadvisory Agreements for one or more Fund, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds.

The Boards’ and AllianzGI U.S.’s Rationale for the Proposal

Background. While AllianzGI U.S. has served the Funds well for many years, it has determined to exit the U.S. fund business except in its role as subadviser. The combination of AllianzGI U.S.’s portfolio management expertise with Virtus’ investment oversight, administration capabilities is intended to result in mutually beneficial growth.

Operational and Administrative Efficiencies. The Boards and AllianzGI U.S. believe that each Fund’s Shareholders will benefit by moving to a combined management structure due, in part, to the operational and administrative efficiencies that are expected to result from the Transition. In coming to this conclusion, the Boards and AllianzGI U.S. considered, among other things, the following factors:

•	Virtus offers the Funds an integrated set of high-quality investment management, administrative and aftermarket support services under a single platform, which each Board and AllianzGI U.S. believe will allow for greater efficiencies, operational economies of scale and enhanced coordination among various investment management and administrative functions.

•	Virtus provides comprehensive and quality fund services; strong legal and compliance controls; and greater scale, leverage and negotiating power with service providers.

•

Virtus Fund Services, LLC, which is the fund administrator affiliated with Virtus, provides administrative services for approximately $44 billion in assets (as of July 31, 2020), including in open-end funds and closed-end funds which, like the Funds, are U.S. registered investment companies.

•

The same investment professionals who are currently responsible for managing each Fund’s portfolios will continue to do so following the Transition, and each Fund will continue to have the same investment objective(s) and policies following the Transition.

Description of the Current Investment Management Agreements

AllianzGI U.S. currently serves as the investment manager for each Fund pursuant to the applicable investment management agreement currently in effect for each Fund (the “Current IMA(s)”). The Board of each of NFJ, NCV, NCZ, NIE, ACV and CBH, including a majority of the Independent Trustees, most recently approved the continuation of the Current IMAs, as applicable, on June 25, 2020. The following chart provides the date of the Current IMA with respect to each Fund and the date such agreement was last submitted to such Fund’s Shareholders for approval. The Current IMA for each Fund was last submitted to the Fund’s sole initial Shareholder in connection with such Fund’s organization.

Fund	Date of Current IMA	Date Submitted to Shareholders
NFJ	February 15, 2005	April 1, 2004
NCV	October 1, 2016	March 24, 2003
NCZ	October 1, 2016	April 22, 2003
NIE	October 1, 2016	February 20, 2007
ACV	May 15, 2015	May 15, 2015
CBH	May 17, 2017	June 27, 2017
AIO	October 1, 2019	October 30, 2019

Services. Under the terms of each Current IMA, AllianzGI U.S., subject to the supervision of the Boards, is obligated to furnish continuously an investment program for the Funds, to make investment decisions on behalf of the Funds, to place all orders for the purchase and sale of portfolio securities, and to provide administrative services reasonably necessary for the operation of the Funds, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and Shareholder accounting services) and paying all salaries, fees and expenses of the officers and Trustees of the Funds who are affiliated with AllianzGI U.S. Each Current IMA provides that AllianzGI U.S. may alternatively, at its expense, select and contract with portfolio managers to perform investment management services for the Funds, in which case the obligation of AllianzGI U.S. under the Current IMA with respect to the investment management of a Fund is to determine and review with the portfolio manager the investment policies of the Fund. In such cases, the portfolio manager shall have the obligation of furnishing continuously an investment program, making investment decisions and placing trades for the Fund, adhering to applicable investment objectives, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Fund. AllianzGI U.S. (and not the Fund) is responsible for compensating any such portfolio manager under the Current IMAs.

Compensation. As compensation for AllianzGI U.S.’s services rendered, and for the facilities furnished and for the expenses borne by AllianzGI U.S., each Fund pays AllianzGI U.S. a management fee under the applicable Current IMA.

Fund Name	Annual Management Fee Rate Under Each Current Agreement
AIO(1)	1.250%
NCV(2)	0.700%
NCZ(2)	0.700%
CBH(1)	0.750%
ACV(1)	1.000%
NIE(3)	1.000%
NFJ(3)	0.900%

(1)

Fees calculated based on the Fund’s average daily “managed assets,” which means the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls).

(2)

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(3)

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

In addition to the investment management fees paid by each Fund under its Current IMA as described above, the Funds currently directly bear expenses for other administrative services and costs outside of its Current IMA, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services required by the Funds. The fees and expenses for these services are currently included in each Fund’s total expenses and are borne by the holders of common shares (the “Common Shareholders”).

Term/Termination/Amendment. Each Current IMA took full force and effect as to the applicable Fund for an initial two-year period, and is or has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board of Trustees, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person by a majority of the Independent Trustees). Each Current IMA can also be terminated without penalty at any time (i) by the applicable Fund (either by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of Trustees); or (ii) by AllianzGI U.S., in each case on 60 days’ written notice delivered to the other party. Additionally, each Current IMA terminates automatically in the event of its assignment (as defined in the 1940 Act). A Current IMA may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees of the applicable Fund.

If the Proposal is approved with respect to a Fund, the Fund’s Current IMA will be terminated with respect to that Fund in connection with the effectiveness of the Fund’s Proposed Investment Advisory Agreement.

Liability. Each Current IMA provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AllianzGI U.S., or reckless disregard of its obligations and duties under the applicable Current IMA, AllianzGI U.S., including its officers, directors and partners, will not be subject to any liability to the applicable Fund, or to any Shareholder, officer, partner or Trustee thereof, for any act or omission in the course of, or in connection with, rendering services under such Current IMA.

Description of the Proposed Investment Advisory Agreements

At meetings held via live webcast on August 27 and 31, 2020, the Board of each Fund, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of the applicable Fund, the Proposed Investment Advisory Agreements between Virtus and each Fund, a form of which is attached to this Proxy Statement as Appendix A. The description of the Proposed Investment Advisory Agreements below identifies the material terms of the form of agreement in Appendix A.

Services. Pursuant to the Proposed Investment Advisory Agreements, Virtus shall provide to each Fund the below investment management services:

•	Investment research, advice and supervision;

•	An investment program for the Fund

¡	consistent with its investment objectives, policies and procedures; and

¡	designed to manage cash, cash equivalents and short-term investments for the Fund with respect to assets designated from time to time to be managed by a sub-adviser to the Fund

•	Determinations as to Fund assets’ liquidity and monitor assets that are not liquid;

•	Advice and assistance on the general operations of the Fund; and

•	Regular reports to the Trustees on the implementation of the Fund’s investment program.

Virtus will also furnish at its own expense, or pay the expenses of each Fund for, the following:

•	Office facilities, including office space, furniture and equipment;

•	Personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund’s assets (including those required for research, statistical and investment work);

•	Compensation and expenses, if any, of the Trustees who are also affiliated persons of Virtus or any of its affiliated persons; and

•	Any sub-adviser recommended by the Virtus and appointed to act on behalf of the Fund.

Compensation. Under the Proposed Investment Advisory Agreements, as compensation for Virtus’ services rendered, and for the facilities furnished and for the expenses borne by Virtus, each Fund will pay Virtus a fee at the rates set forth below. These rates mirror the investment management rates described above under the Current IMAs.

Fund	Annual Fee Rate Under each Proposed Investment Advisory Agreement
AIO(1)	1.25%
NCV(2)	0.70%
NCZ(2)	0.70%
CBH(1)	0.75%
ACV(3)	1.00%
NIE(4)	1.00%
NFJ(4)	0.90%

(1)	Fees calculated based on the average daily managed assets of the Fund. “Managed assets” means the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls).
(2)

Fees calculated based on the average daily managed assets of the Fund. “Managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(3)

Fees calculated based on the average daily managed assets of the Fund. “Managed assets” means the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(4)

Fees calculated based on the average daily managed assets of the Fund. “Managed assets” means the total assets of the Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Comparison of Current IMAs and the Proposed Investment Advisory Agreements.

Fees and Expenses. Aggregate fees paid to Virtus under the Proposed Investment Advisory Agreements will not differ from the aggregate fees currently paid to AllianzGI U.S. under the Current IMA for each Fund.

The tables below set forth the total annual expenses incurred by each Fund during its most recent fiscal year (expressed as a percentage of net assets attributable to Common Shares), broken out by category of service/expense, and estimates of the pro forma total annual expenses that each Fund would have incurred during the same period if the Proposed Investment Advisory Agreement had been in place. The tables illustrate that the investment advisory fees under the Proposed Investment Advisory Agreement applicable to each Fund would be the same as the management fees currently payable by each Fund under its Current IMA, while the “Other Expenses” including administration fees for each Fund would be higher than under the Current IMA if they were operating under the Proposed Investment Advisory Agreement. Virtus has agreed to contractually limit each Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement is effective, so that each Fund’s net total expenses do not exceed the Fund’s net total expenses immediately before such effectiveness. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. Net operating expenses could increase after the second anniversary of the Closing unless expense limitation agreements are further continued. Each Fund is expected to have higher total annual expenses under the Proposed Investment Advisory Agreements before fee waivers and reimbursements.

ANNUAL EXPENSES AND PRO FORMA ANNUAL EXPENSES

(expressed as a percentage of net assets attributable to Common Shares)

	AIO		NCV
	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*
Management Fees(1)	1.25%	1.25%	1.19%	1.19%
Interest Payments on Borrowings	0.00%	0.00%	0.16%	0.16%
Dividend Expense of Preferred Shares	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.09%	0.15%	0.18%	0.31%
Admin Fees(2)	—	0.10%	—	0.17%
Total Annual Expenses	1.34%	1.40%	1.53%	1.66%
(Expense Reduction/Fee Waiver)(3)	0.00%	(0.06%)	0.00%	(0.13%)
Total Annual Expenses After Fee Waiver	1.34%	1.34%	1.53%	1.53%

	CBH		ACV
	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*
Management Fees(1)	1.04%	1.04%	1.43%	1.43%
Interest Payments on Borrowings	1.07%	1.07%	1.18%	1.18%
Dividend Expense of Preferred Shares	0.00%	0.00%	0.54%	0.54%
Other Expenses	0.27%	0.36%	0.17%	0.26%
Admin Fees(2)	—	0.14%	—	0.14%
Total Annual Expenses	2.38%	2.47%	3.32%	3.41%
(Expense Reduction/Fee Waiver)(3)	0.00%	(0.09%)	0.00%	(0.09)%
Total Annual Expenses After Fee Waiver	2.38%	2.38%	3.32%	3.32%

	NFJ		NCZ
	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*
Management Fees(1)	0.90%	0.90%	1.20%	1.20%
Interest Payments on Borrowings	0.00%	0.00%	0.00%	0.00%
Dividend Expense of Preferred Shares	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.06%	0.15%	0.21%	0.34%
Admin Fees(2)	—	0.10%	—	0.17%
Total Annual Expenses	0.96%	1.05%	1.41%	1.54%
(Expense Reduction/Fee Waiver)(3)	0.00%	(0.09%)	0.00%	(0.13%)
Total Annual Expenses After Fee Waiver	0.96%	0.96%	1.41%	1.41%

ANNUAL EXPENSES AND PRO FORMA ANNUAL EXPENSES

(expressed as a percentage of net assets attributable to Common Shares)

	NIE
	Under Current IMA	Estimated Pro Forma Under Proposed Agreement*
Management Fees(1)	1.00%	1.00%
Interest Payments on Borrowings	0.00%	0.00%
Dividend Expense of Preferred Shares	0.00%	0.00%
Other Expenses	0.07%	0.16%
Admin Fees(2)	—	0.10%
Total Annual Expenses	1.07%	1.16%
(Expense Reduction/Fee Waiver)(3)	0.00%	(0.09%)
Total Annual Expenses After Fee Waiver	1.07%	1.07%

(1)	Based on net assets attributable to Common Shares. Funds with leverage will have higher management fee.
(2)

Administrative Fees under the proposed administration agreement with Virtus Fund Services include fees for services substantially similar to certain of the management services currently provided under the Current IMA.

(3)

Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total annual expenses remain the same under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Based on AUM as of 6/1/2020

The Proposed Investment Advisory Agreement is substantially similar to the Current IMA, except that Virtus will not provide administrative functions under the Proposed Investment Advisory Agreements for the Funds. Virtus Fund Services (“VFS”) would provide corresponding services to the Funds as the Funds’ administrator under the new combined management structure. Any material differences between the Proposed Investment Advisory Agreement and the Current IMA are described below. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Investment Advisory Agreement’s terms.

Material Differences in Compensation. Under both the Current IMAs and the Proposed Investment Advisory Agreements, each Fund pays a monthly fee to the Adviser based on the average daily managed assets of each Fund. As compensation for investment advisory services rendered, and for the facilities furnished and for the expenses borne by Virtus, each Fund will pay Virtus an advisory fee equal to the management fee it currently pays under the applicable Current IMA, which is set forth above in the section entitled, “Description of the Current Investment Management Agreements.” The Current IMA for each Fund also includes a range of services including certain administrative services. These administrative services will not be included under the Proposed Investment Advisory Agreements. Corresponding administrative services are expected to be included under a new administration agreement with VFS. Under the Proposed Investment Advisory Agreements, net total annual expenses before expense reductions/fee waivers will increase for each Fund. Virtus has separately agreed to contractually limit each Fund’s expenses for two years from the date the Proposed Investment Advisory Agreements are effective, so that each Fund’s net total expenses do not exceed the Fund’s net total annual expenses immediately before such effectiveness. Net operating expenses could increase after the second anniversary of the Closing unless expense limitation agreements are further continued.

Material Differences in Other Terms. The Proposed Investment Advisory Agreements include a confidentiality clause whereby parties to the agreement shall treat all information and actions pertaining to the Funds as confidential. There are no confidentiality provisions under the Current IMAs. The Proposed Investment Advisory Agreements permit the parties to consent in writing to the selection of a forum other than the Commonwealth of Massachusetts for any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement, or any claim of any nature against the Fund, the Trustees or officers of the Fund. The Current IMAs provide exclusive jurisdiction to the federal and state courts within the Commonwealth of Massachusetts.

Virtus Fund Comparisons. Although Virtus manages other open-end and closed-end funds, Virtus does not manage any other funds or accounts that it has determined are substantially similar to the Funds, which is one reason it has pursued a strategic partnership with AllianzGI U.S.

Effective Date. If the Proposed Investment Advisory Agreements are approved by Shareholders, they will take effect with respect to the applicable Fund concurrent with the termination of the Current IMAs. The actual effective date of the Proposed Investment Advisory Agreements for each Fund will be at a date and time mutually agreeable to such Fund, Virtus and AllianzGI U.S. in order to effect an efficient transition for the Funds and their Shareholders.

Term/Termination/Amendment. The Proposed Investment Advisory Agreements, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial two year period and shall continue thereafter on an annual basis with respect to each Fund provided that, as with the Current IMAs, such continuance is specifically approved at least annually (i) by either the Trustees or a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund; and (ii) the terms and any continuation of the

Proposed Investment Advisory Agreements have been approved by a majority of the Trustees who are not parties or interested persons to each agreement, in a vote cast in person at a meeting called for such purpose (or otherwise, as consistent with applicable laws, regulations and related guidance and relief). It can also be terminated with respect to a Fund at any time on 60 days’ written notice to Virtus, or by Virtus on 60 days’ written notice to the Fund, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by a vote of the Trustees. Additionally, the Proposed Investment Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

Liability. The Proposed Investment Advisory Agreements provide that Virtus shall not be liable to the applicable Fund or any Shareholder of such Fund, for any error of judgment or mistake of law or for any loss suffered, except for, as with the Current IMAs, losses resulting by reason of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of Virtus’ duties under the Proposed Investment Advisory Agreements. Additionally, the Proposed Investment Advisory Agreements do not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of each Fund.

Boards’ Consideration of the Proposed Investment Advisory Agreements and Subadvisory Agreements with AllianzGI U.S. and Virtus Value Equity Subadviser

The Boards’ Process

The 1940 Act requires that Boards, including a majority of the Independent Trustees, voting separately, approve (1) the Proposed Investment Advisory Agreements with Virtus, on behalf of each Fund, (2) the Subadvisory Agreement for each Fund that will be subadvised by AllianzGI U.S., and (3) the Subadvisory Agreement for NFJ (collectively, the “Agreements”). At their meeting held on August 31, 2020, the Boards, including the Independent Trustees, unanimously approved the Proposed Investment Advisory Agreements and the applicable Subadvisory Agreements with respect to each Fund.(1) Throughout the Boards’ process for reviewing the Agreements, the Independent Trustees received separate legal advice

(1)

The Boards, including a majority of the Independent Trustees, determined to rely on the relief granted by an order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits fund boards of directors to approve advisory contracts at a meeting held remotely rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Boards determined that reliance on the order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Boards confirmed that all Board members could hear each other simultaneously during the meeting. The Boards noted that they intended to ratify any actions taken at this meeting pursuant to the SEC relief at their next in-person meeting.

from independent legal counsel that is experienced in 1940 Act matters and that is independent of Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser (“Independent Counsel”), and with whom they met separately throughout the process. In evaluating the Agreements, the Boards, including the Independent Trustees, reviewed extensive materials provided by Virtus and AllianzGI U.S. in response to questions submitted by the Independent Trustees and Independent Counsel. In conducting this review, the Independent Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Boards’ process for reviewing the Agreements consisted of multiple meetings and discussions that included meetings of the Contracts Committees, meetings of the Independent Trustees and Independent Counsel, and meetings of the full Boards, all leading up to the Boards’ consideration of the Agreements. Representatives from Virtus and AllianzGI U.S. participated in portions of those meetings and discussions to review the impact of the Transition on the Funds and report on their personnel, operations, and financial condition, among other topics. The Boards established a separate Subcommittee composed of a subset of the Independent Trustees to address questions as they arose relating to the Boards’ process and consideration of the Agreements, and the Subcommittee held several meetings with Independent Counsel. The Boards also organized separate diligence meetings with personnel from Virtus and AllianzGI U.S., led and attended by each Board Committee Chair relating to each Committee’s responsibilities for the areas relevant for the Boards’ consideration of the Agreements. A purpose of these diligence meetings led by the Committee Chairs was to attempt to address the challenges of not being able to meet with Virtus personnel in person due to COVID-19.

The Boards’ Section 15(c) review of the Current IMAs and continuity of current fee and expense structures and portfolio managers under Agreements

Consideration of the Agreements followed soon after the Boards’ annual consideration of the renewals of the Current IMAs, carried out pursuant to Section 15(c) of the 1940 Act, at the June 2020 Board meeting. At that meeting, the Boards, including a majority of the Independent Trustees, unanimously determined that the Current IMAs were fair and reasonable and that their renewals would be in the best interests of each applicable Fund and its Shareholders.

Accordingly, in considering the Proposed Investment Advisory Agreements, the Independent Trustees took into account that the advisory fees for each applicable Fund under the Proposed Investment Advisory Agreements would be identical to those under the Current IMAs. In considering the Subadvisory Agreements with Allianz GI U.S. and with the Virtus Value Equity Subadviser, respectively, the Independent Trustees considered, for each Fund, as applicable, that (1) there would be no changes proposed to the personnel providing portfolio management services to the Funds as a result of the Transition, and the portfolio managers would have the benefit of Virtus’ investment and performance oversight; and (2) they had reviewed the performance of each applicable Fund as part of the recent annual Section 15(c) renewals. In connection with the renewal of the Current IMAs at its June 2020 Board meeting, the Boards had reviewed extensive materials provided by AllianzGI U.S. which included, among other items: (1) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) on the investment performance of a group of funds with substantially similar investment classifications/objectives as each Fund identified by Broadridge and the performance of applicable benchmark indices, (2) information on the management fees and other expenses of comparable funds identified by Broadridge, (3) information regarding the investment performance and management fees of comparable portfolios of other clients of AllianzGI U.S., and (4) descriptions of various functions performed by AllianzGI U.S. for each Fund, such as compliance monitoring and portfolio trading practices. A summary of the factors considered by the Boards in connection with the 2020 annual renewals of the Current IMAs will appear in the ACV, NIE and NFJ report dated January 31, 2021, and in the AIO, CBH, NCV and NCZ shareholder report dated February 28, 2021.

Overall impact of the Transition on the Funds; Consideration of the nature and quality of the services and fairness of the Agreements

In evaluating the Agreements, the Independent Trustees considered how the Transition would impact the Funds and considered the representations from Virtus and AllianzGI U.S. regarding the potential benefits of their strategic partnership with respect to the Funds. The Independent Trustees inquired whether Virtus and AllianzGI U.S. had specific plans for the future structure of the Funds, whether they plan to propose to eliminate any Funds, and whether there are plans to change the fees or expense structure of any of the Funds. The Independent Trustees considered in this regard that following the Transition there were no changes planned to the current organizational structure of each Fund. They also considered that Virtus had agreed to contractually limit each Fund’s total operating expenses so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing.

In addition, the Independent Trustees considered the following in connection with their consideration of the Agreements: (1) the nature, extent, and quality of the services expected to be provided by Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser; and (2) the fairness of the Agreements. With respect to the nature, extent and quality of the services, the Independent Trustees considered the following, among other factors: (1) Virtus’ experience as a manager of managers of the Virtus funds whose portfolios are managed by subadvisers; (2) the experience of key Virtus personnel responsible for oversight of the Funds; (3) the experience of Virtus and its affiliates in providing administrative and other services, including its oversight of third-party service providers; (4) the quality of the services provided by Virtus and its affiliates to the Virtus funds and the performance history and third-party rankings of those funds; (5) Virtus’ risk management program, including with respect to enterprise, operational and other risks; and (6) Virtus’ representations regarding the soundness of Virtus’ financial condition and its relationship to a large financial services enterprise.

With respect to the fairness of the Agreements, the Independent Trustees considered the following, among other matters: (1) the projected profitability of Virtus and its affiliates from their potential relationship with each Fund; (2) the projected profitability of AllianzGI U.S. and Value Equity Subadviser, respectively, as applicable, related to becoming a subadviser to a Fund; (3) the pro forma expenses of each Fund following the Transition, including reflecting any proposed changes in service providers to the Funds; (4) the extent to which economies of scale might be realized as each Fund grows and any potential reduction in expenses associated with being part of a larger fund complex; (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund; and (6) any potential “fall-out” benefits from the relationships of Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser with the Funds, such as reputational value derived from serving as the adviser or subadviser to the Funds. In considering the estimate of the projected profitability of Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser from their relationships with each Fund, as applicable, the Boards determined that such profitability was not excessive in light of the nature, scope and quality of services expected to be provided.

Recommendations and other factors considered

In unanimously approving and recommending Shareholder approval of the Agreements, the Independent Trustees concluded, as considered in the context of AllianzGI U.S’s representation that it is exiting the U.S. fund business (except as subadviser), that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its Shareholders. In reaching this determination in the exercise of their business judgment, the Independent Trustees considered the following factors, among others, in addition to those noted above:

(1)	the terms of the Proposed Investment Advisory Agreements are substantially similar in all material respects to those of the Current IMAs;

(2)	the various potential benefits of the Transition to the Shareholders of each Fund;

(3)

the investment and performance oversight process used by Virtus under its multi-manager model under which it contracts with and oversees affiliated and unaffiliated subadvisers, and its ability to adequately and effectively oversee and perform due diligence on those subadvisers, including AllianzGI U.S. and the Virtus Value Equity Subadviser;

(4)

the structure of the Virtus Value Equity Subadviser as an affiliated manager of Virtus and its access to resources, including Virtus’ investment oversight capabilities, trading and compliance infrastructure;

(5)	the compliance history of Virtus and AllianzGI U.S. and their respective compliance programs, including Virtus’ oversight of the compliance programs of the subadvisers it employs;

(6)

the adequacy of Virtus’ resources to service the Funds, as compared with the resources of AllianzGI U.S., including Virtus’ resources with respect to its investment oversight, legal, compliance, valuation, fund administration and accounting functions, and its commitment to add additional resources to support those areas as necessary with the addition of the Funds to the Virtus fund complex, in connection with and following the Transition;

(7)

the experience of Virtus in managing leverage for open-end and closed-end funds, including its experience with the related compliance issues and testing involved in managing leverage as well as Virtus’ experience dealing with activists in the closed-end funds that they currently manage or have managed;

(8)	the impact on the continued use of leverage on the Funds’ advisory fees which are based on total managed assets and the inherent conflicts involved with the use of leverage;

(9)	there would be no proposed changes to each Fund’s principal investment objectives and strategies as a direct result of the Transition;

(10)	the performance of the Funds relative to comparable funds and unmanaged indices, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(11)

the continuity of the portfolio managers for each of the Funds, the representations from Virtus to AllianzGI U.S. as to the length and terms of the sub-advisory relationship as reflected in the strategic partnership agreement between AllianzGI U.S. and Virtus (the “Strategic Partnership Agreement”), and any impact of the subadvisory arrangements on the retention of those portfolio managers by AllianzGI U.S. or the Virtus Value Equity Subadviser;

(12)	the advisory fees under the Proposed Investment Advisory Agreements are identical to those paid under the Current IMAs;

(13)

information provided by AllianzGI U.S. and Virtus regarding the fees and expense ratios of the Funds relative to comparable funds, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(14)	the fees and expense ratios of any funds or accounts managed by AllianzGI U.S. or Virtus (if any) using a comparable investment strategy to those of the Funds;

(15)

the reasonableness of the proposed “fee split” in the advisory and subadvisory fees, including whether the split in the fee appropriately reflects the services provided by Virtus on the one hand, and the services that would be provided by AllianzGI U.S. or the Virtus Value Equity Subadviser, on the

other, and whether the fee split could provide an incentive for Virtus to replace AllianzGI U.S. with an affiliated manager;

(16)

that Virtus has agreed to contractually limit each Fund’s total operating expenses so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing, although the Independent Trustees noted that total operating expenses could increase after that date unless the expense limitation agreement is continued;

(17)

the ability to spread fixed costs over a large combined asset base among the funds in the Virtus fund complex, which has the potential to result in a reduction in the per share expenses paid by Shareholders of each Fund over the longer term;

(18)

the commitment of Virtus and AllianzGI U.S. to pay the expenses of each Fund associated with the Transition, including all legal expenses associated with the Transition and the Boards’ approval of the Agreements, as well as the expenses associated with the proxy solicitation, so that Shareholders of the Funds would not have to bear any such expenses;

(19)

the possible benefits that may be realized by each Fund and by Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser as a result of the Transition, including certain payouts to AllianzGI U.S. based on a percentage of the net management fees of certain Funds, as reflected in the Strategic Partnership Agreement;

(20)	AllianzGI U.S.’s communication to the Boards that it is exiting the U.S. fund business (except as a subadviser) and has entered into the Strategic Partnership Agreement with Virtus;

(21)	any impact on Virtus or AllianzGI U.S. or their operations related to the COVID-19 pandemic and the resulting market volatility and the functioning of their business continuity during this time;

(22)	Virtus’ experience with other similar fund adoptions and the related transitions;

(23)	compensation expected to be paid by the Funds to Virtus affiliates for other services;

(24)

that other proposed changes to the Funds’ other service providers are not expected to result in any diminution in the quality or extent of the services as compared with the services currently provided to each Fund and its Shareholders; and

(25)

that three of the Independent Trustees will, subject to required approvals, (a) remain on the Boards of Trustees of each Fund in order to maintain the continuity and historical knowledge of those Boards with respect to AllianzGI U.S., the individual Fund strategies, and the portfolio managers of each Fund, among other matters; and (b) be proposed for nomination to the boards of trustees of the open-end funds and certain closed-end funds in the

Virtus fund complex in order to realize administrative and cost efficiencies involved with having one unified, integrated board with one set of board meetings as requested and recommended by Virtus and AllianzGI U.S. as part of their strategic alliance; and

(26)

the commitment from Virtus and AllianzGI U.S. that they will refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds.

Conclusions

After reviewing these and other factors, the Boards concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and in their business judgment that they were satisfied with Virtus’ and AllianzGI U.S.’s responses to their requests for information, including Virtus’ representations regarding its efforts to improve performance for underperforming Funds following the Transition. The Boards also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services expected to be provided by Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser, taking into account Virtus’ agreement to continue existing expense limitations for at least a two-year period following the Closing. Based on their evaluation of factors they deemed to be material, including, but not limited to, those factors described above, the Boards, including the Independent Trustees, unanimously concluded that the approval of the Agreements with respect to each Fund was in the best interests of the Funds and their Shareholders, and determined to recommend that the Agreements be submitted for approval by Fund Shareholders.

Information about Virtus

Virtus is a wholly-owned subsidiary of Virtus Partners, Inc., which in turn is a wholly-owned subsidiary of Virtus Investment Partners, Inc., all of which are located at One Financial Plaza, Hartford, CT 06103. Virtus acts as the investment adviser for over 40 mutual funds. As of June 30, 2020, Virtus had approximately $32.1 billion in assets under management. Virtus has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

The principal executive officers and directors of Virtus are presented in Appendix B.

Conditions under the 1940 Act

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transition, as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Funds as a result of the Transition, or as a result of any express or implied terms, conditions or understandings applicable to the Transition. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after effectiveness of the Proposed Investment Advisory Agreements whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter).

The second condition requires that, during the three-year period immediately following the Closing, at least 75% of the Trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of AllianzGI U.S. or Virtus.

AllianzGI U.S. and Virtus have agreed to undertake such actions to comply with and cause each Fund to comply with the certain relevant provisions of Section 15(f).

Required Vote

Approval of the Proposed Investment Advisory Agreement with respect to each Fund requires the “affirmative vote of a majority of the outstanding shares” of that Fund, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. The approval of this Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to any other Fund. Approval of the Proposed Investment Advisory Agreement is dependent on approval of the Subadvisory Agreement and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds. Abstentions will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR YOUR FUND.

II. APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS

Overview

The following description provides an overview of the Proposal on which you are being asked to vote. Under the Proposal, two new Subadvisory Agreements are proposed: (i) a new subadvisory agreement with AllianzGI U.S. is proposed for the AllianzGI-Subadvised Funds and (ii) a new subadvisory agreement with the Virtus Value Equity Subadviser is proposed for NFJ (referred to, together with AllianzGI U.S., as the “Subadviser(s)”). The Subadvisory Agreements are identical in form. The common elements between the Subadvisory Agreements are discussed in the below description while Section II.A. and Section II.B. include specific information about each of AllianzGI U.S. and the Virtus Value Equity Subadviser, respectively. Please read the remainder of this Proxy Statement for information and further details about the Proposal and the Boards’ and AllianzGI U.S.’s rationale for recommending it to Shareholders. The Subadvisory Agreements are being proposed in connection with a strategic partnership between AllianzGI U.S. and Virtus, whereby Virtus and its affiliates will become investment adviser and administrator of the Funds, while continuing to provide Shareholders the same investment strategies and portfolio management teams through subadvisory relationships with AllianzGI U.S. and the value equity team currently with AllianzGI U.S. who will move to a new affiliate of Virtus to become a separate Subadviser. As investment adviser, Virtus would be responsible for overseeing the performance of AllianzGI U.S. as subadviser and the Virtus Value Equity Subadviser, respectively. AllianzGI U.S. and Virtus believe that this arrangement provides an opportunity for Shareholders to benefit from each company’s strengths in a cohesive manner.

Description of the Proposed New Subadvisory Agreement with each of AllianzGI U.S. and the Virtus Value Equity Subadviser

Services. Under the Subadvisory Agreements, a form of which is attached to this Proxy Statement as Appendix C the Subadvisers would be obligated, subject always to the direction and oversight of the Boards of Trustees and Virtus, to furnish continuously an investment program for the Funds’ portfolios.

In providing management services to the Funds, the Subadvisers shall be subject to the investment objectives, policies and restrictions of the Funds and as set forth in each Fund’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadvisers by Virtus, and to the investment restrictions set forth in the 1940 Act and the rules thereunder, to the supervision and control of the Board, and to instructions from Virtus. The Subadvisers shall not, without a Fund’s prior written approval, effect any transactions that would cause such Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Virtus agrees to provide the Subadvisers with such assistance as may be reasonably requested by the Subadvisers to facilitate the Subadvisers’ services under the Subadvisory Agreements, including, without limitation, providing information concerning the Funds, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of the Funds’ affairs.

Fees. The total advisory fee that each Fund pays to Virtus under its Proposed Investment Advisory Agreement will not change under the Proposed Subadvisory Agreements. Under the Subadvisory Agreements, Virtus will pay a subadvisory fee to each Subadviser at the rate of 50% of the net advisory fee paid by the applicable Fund to Virtus. For this purpose, the “net advisory fee” is the advisory fee paid to Virtus, based on the Fund’s average daily managed assets, after accounting for any applicable fee waiver and/or expense limitation agreement, which does not include reimbursement of Virtus for any expenses or recapture of prior waivers. Thus, the amount of any recoupment or recapture of prior waivers would have the effect of being shared equally between Virtus and the applicable Subadviser. The advisory fee rate for each Fund under its Proposed Investment Advisory Agreement before reimbursement of expenses and/or waivers is listed above under Proposal 1. Virtus believes the subadvisory fee to be charged by each Subadviser is reasonable in light of the subadvisory services to be provided to each Fund. The fees shall be prorated for any month during which the applicable Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the managed assets of the applicable Fund shall be calculated as set forth in the Registration Statement of that Fund.

Effective Date. If the proposed Subadvisory Agreements are approved by Shareholders of a Fund, that Subadvisory Agreement will take effect concurrent with the effectiveness of the Proposed Investment Advisory Agreement for the applicable Fund. The actual effective date of the Subadvisory Agreements will be at a date and time mutually agreeable to each Fund, Virtus and AllianzGI U.S. or the Virtus Value Equity Subadviser, as applicable, in order to effect an efficient transition for the Funds and their Shareholders. Virtus will evaluate the Subadvisory Agreements and on an ongoing basis and will not recommend termination of the Subadvisory Agreements for certain Funds except to the extent required by applicable law or its fiduciary duties, or in the case of a merger or reorganization of a Fund into an existing fund advised by Virtus.

Term/Termination/Amendment. The Subadvisory Agreements, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial two-year period and shall continue thereafter on an annual basis with respect to each Fund, provided that such continuance is specifically approved at least annually (i) by a vote of the Board of the Fund or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) or of any person party to the Subadvisory Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval. It can also be terminated with respect to a Fund at any time on 60 days’ written notice to Virtus, or by Virtus on 60 days’

written notice to the Fund, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by a vote of the Trustees. Additionally, the Subdvisory Agreements may also be terminated by the Adviser or the Board immediately (i) upon the material breach by the Adviser or Subadviser of the Subadvisory Agreement or (ii) at the terminating party’s discretion, if the Subadviser or Adviser or any officer, director or key portfolio manager of the Subadviser or Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. The Subadvisory Agreements will terminate automatically upon termination of the Proposed Investment Advisory Agreement and in the event of their assignment (as defined in the 1940 Act). The Subadvisory Agreements may be amended upon the agreement in writing of the applicable Fund, Subadviser and Virtus.

Liability. The Subadvisory Agreements provide that a Subadviser shall not be liable to either the applicable Fund or Virtus for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misconduct, bad faith, gross negligence or reckless disregard in the performance of the Subadviser’s duties under the Subadvisory Agreements. Additionally, the Subadvisory Agreements do not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of each Fund. However, a Subadviser will be responsible for, and will indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund and/or the Subadviser), as the same may be amended from time to time, caused by the negligent action or negligent omission of the Subadviser or its agent.

Required Vote

Approval of the Subadvisory Agreements for each Fund requires the “affirmative vote of a majority of the outstanding shares” of such Fund, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition of operational control of the Continuing Funds. This Proposal will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 1 and 2) are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. There may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds. Abstentions will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

II.A. Approval of the Proposed Subadvisory Agreements with AllianzGI U.S.

Description of the Proposed AllianzGI U.S. Subadvisory Arrangements

The Subadvisory Agreement with AllianzGI U.S. calls for AllianzGI U.S. to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to the AllianzGI-Subadvised Funds by AllianzGI U.S. No changes to the portfolio management team or the principal investment strategies or risks of the AllianzGI-Subadvised Funds are expected in connection with the Subadvisory Agreement, although, as described in Section I, AllianzGI U.S. is currently the investment manager to all of the Funds and would instead become the Subadviser to the AllianzGI-Subadvised Funds. As investment adviser, Virtus would be responsible for overseeing the performance and operations of AllianzGI U.S as subadviser.

Trustees’ Considerations Related to the Proposed AllianzGI U.S. Subadvisory Agreements

The 1940 Act requires that both the full Boards of Trustees and a majority of the Independent Trustees, voting separately, approve the proposed AllianzGI U.S. Subadvisory Agreements. The Boards met via videoconference on August 31, 2020 for the specific purpose of considering whether to approve the proposed AllianzGI U.S. Subadvisory Agreements. Information about the Boards’ deliberations is included in Section I in the subsection “Boards’ Consideration of the Proposed Investment Advisory Agreements and Subadvisory Agreements with AllianzGI U.S. and Virtus Value Equity Subadviser” as approval of the Proposed Investment Advisory Agreements is dependent on approval of the Subadvisory Agreements and vice versa — i.e., neither Proposal will proceed without approval of the other — and the Proposed Investment Advisory Agreements and Subadvisory Agreements were considered together for approval by the Boards.

Information about AllianzGI U.S.

AllianzGI U.S. is located at 1633 Broadway, New York, New York 10019. Organized in 2000, AllianzGI U.S. provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of August 31, 2020, AllianzGI U.S. and its investment management affiliates had approximately $114.8 billion in assets under management.

AllianzGI U.S. is a direct, wholly owned-subsidiary of Allianz Global Investors U.S. Holdings LLC (“AGIUSH”). AGIUSH is a direct, wholly-owned subsidiary of PFP Holdings, Inc. (“PFP”). Allianz Asset Management of America L.P. (“AAM LP”), organized as a limited partnership under Delaware law in 1987, is a direct, wholly-owned subsidiary of Allianz Asset Management of America (“AAM LLC”) and PFP, whereby AAM LLC holds a majority (greater than 99.9%) ownership interest (“A” and “E” units) in AAM LP and PFP holds a minority (less than 0.1%) ownership interest (“E” units) in AAM LP. AAM LP, acting through an investment management division, was the former investment adviser to the Trusts. AAM LLC is also the General Partner of AAM LP. PFP is a direct, wholly-owned subsidiary of Allianz of America, Inc. (“AZOA”). AZOA also holds a 99.8% non-managing interest (“A” and “E” units) in AAM LLC; the remaining 0.1% non-managing “A” interest and 0.1% “B” managing interest in AAM LLC are held by Allianz Asset Management GmbH (“AAM GmbH”) and Allianz Asset Management of America Holdings Inc. (“AAMAH”), respectively. AAMAH is a wholly-owned subsidiary of AAM GmbH. AllianzSE, a European-based, multinational insurance and financial services holding company, owns 100% (74.47% directly and 25.53% indirectly through its wholly-owned subsidiary Allianz Finanzbeteiligungs GmbH) of AAM GmbH and 100% (through its direct, wholly-owned subsidiary Allianz Europe B.V.) of AZOA. The address for AGIUSH, AAM LP, AAM LLC, AZOA, PFP and AAMAH is 650 Newport Center Drive, Newport Beach, California 92660. The address for AAM GmbH is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The principal executive officers and directors of AllianzGI U.S. are presented in Appendix D.

Certain Trustees and Officers of the Funds. The following table lists the names of each Trustee and officer of the Funds who is also an officer, employee, director, general partner or Shareholder of AllianzGI U.S.

Name	Position with Fund	Position with AllianzGI U.S.
Thomas J. Fuccillo	Interested Trustee, President and Chief Executive Officer	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC
Scott Whisten	Financial and Accounting Officer	Director of Allianz Global Investors U.S. LLC

Name	Position with Fund	Position with AllianzGI U.S.
Thomas Harter	Chief Compliance Officer	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC
Angela Borreggine	Chief Legal Officer and Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC
Richard J. Cochran	Assistant Treasurer	Vice President of Allianz Global Investors U.S. LLC
Orhan Dzemaili	Assistant Treasurer	Director of Allianz Global Investors U.S. LLC
Debra Rubano	Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC
Craig Ruckman	Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC

Other Similar Funds Managed by AllianzGI U.S.

AllianzGI U.S. does not currently manage any funds or separate accounts that have an investment strategy or return profile substantially similar to those employed by CBH, NFJ, NIE, ACV, NCV or NCZ. More specifically, no other AllianzGI U.S.-managed funds employ the same combination of investment strategies as the Funds, nor do they utilize leverage similarly to certain of the Funds such that they would provide a useful comparison.

AllianzGI U.S. currently serves as investment manager of the Funds. If the Proposed Investment Advisory Agreement is approved with respect to a Fund, AllianzGI U.S. will no longer serve in such capacity and will be replaced by Virtus, at a date and time mutually agreeable to the Funds, Virtus and AllianzGI U.S. following such shareholder approval in order to effect an efficient transition for the Funds and their Shareholders.

II.B. Approval of the Proposed Subadvisory Agreement with the Virtus Value Equity Subadviser

Description of the Proposed Virtus Value Equity Subadviser Subadvisory Arrangements

The portfolio management team to be employed by the Virtus Value Equity Subadviser is the same portfolio management team currently providing portfolio management with respect to value equity strategies for NFJ as employees of AllianzGI U.S. In connection with the strategic partnership between AllianzGI U.S. and Virtus, that team will no longer be employed by AllianzGI U.S. and will instead be employed by a new affiliate of Virtus expected to be called NFJ Investment Group, LLC. The Subadvisory Agreement with the Virtus Value Equity Subadviser calls for that portfolio management team to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to NFJ. No changes to the portfolio management team or the principal investment strategies or risks of NFJ are expected in connection with approval of the Subadvisory Agreement, although, as described in Section I, AllianzGI U.S. is currently the investment manager to NFJ and would cease providing services with respect to NFJ. As investment adviser, Virtus would be responsible for overseeing the performance and operations of the Virtus Value Equity Subadviser.

Trustees’ Considerations Related to the Proposed Virtus Value Equity Subadviser Subadvisory Agreement

The 1940 Act requires that both the full Board of Trustees and a majority of the Independent Trustees, voting separately, approve the proposed Virtus Value Equity Subadviser Subadvisory Agreements. The Boards met via videoconference on August 31, 2020 for the specific purpose of considering whether to approve the proposed Virtus Value Equity Subadviser Subadvisory Agreement. Information about the Boards’ deliberations is included in Section I in the subsection “Boards’ Consideration of the Proposed Investment Advisory Agreements and Subadvisory Agreements with AllianzGI U.S. and Virtus Value Equity Subadviser” as the Proposed Investment Advisory Agreements and Subadvisory Agreements are cross-contingent and were considered together for approval by the Boards.

Information about the Virtus Value Equity Subadviser

The Virtus Value Equity Subadviser has offices at One Financial Plaza, Hartford, Connecticut 06103 and 2100 Ross Avenue, Dallas, Texas 75201. The Virtus Value Equity Subadviser is newly organized for the purpose of carrying out the services described herein and did not yet manage any assets as of the date of this proxy statement.

The Virtus Value Equity Subadviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc., as a wholly-owned subsidiary of Virtus Partners, Inc. which is wholly-owned by Virtus Investment Partners, Inc. The address for each of these entities is One Financial Plaza, Hartford, Connecticut 06103.

The principal executive officers and directors of the Virtus Value Equity Subadviser are presented in Appendix E.

Certain Trustees and Officers of the Funds. There are no directors or members of the Virtus Value Equity Subadviser who are Trustees or officers of the Funds.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR YOUR FUND.

III. FUND INFORMATION

This section provides certain information about each Fund, including information about its investment manager, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any Fund.

Each Fund is a closed-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. AIO was organized in 2019, NCV and NCZ were organized in 2003, CBH was organized in 2017, ACV was organized in 2015, NIE was organized in 2006 and NFJ was organized in 2003. The address of each Fund is 1633 Broadway, New York, New York 10019.

Current Investment Manager

AllianzGI U.S., with principal offices at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Funds.

Affiliated Service Providers

As part of the Transition, an affiliate of Virtus, VFS will become administrator for the Funds. VFS intends to sub-delegate certain sub-administration and accounting services to the Funds’ current service providers. The expected impact on each Fund’s expenses from the fees to be charged by VFS for administration services are set forth in Section I, and there are no expected increases in fees charged by the Funds’ current service providers in connection with these changes.

Brokerage and Research Services

The Funds did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), serves as the independent registered public accounting firm for each Fund. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. The Independent Registered Public Accounting Firm is located at 300 Madison Avenue, New York, New York 10017 for each Fund.

Representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

Appointments to the Boards of Trustees

As part of the Transition, it is expected that three trustees/directors from the boards of other funds advised by Virtus will be proposed for nomination to the Boards of the Funds. These appointments, if approved by the Boards, are expected to become effective upon the Closing of the Transition. The appointments are expected to provide the Boards with the benefit of having trustees with the familiarity of the investment and organizational philosophies, capabilities, personnel and ethics of Virtus and oversight and leadership structures that underpin the management of the Virtus funds, including Virtus’ investment oversight.

Executive Officers

The following table provides information about the current executive officers of the Funds, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, each is currently an executive officer of the Funds. Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019. It is expected that, contingent upon the Closing of the Transition, none of these officers will remain as officers of the Funds, as the newly elected Boards are expected to appoint officers from the Virtus organization.

Name and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo	President and Chief Executive Officer	NCV, NCZ, NIE, NFJ & ACV (Since April 2016) CBH (Since May 2017) AIO (Since October 2019)	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc.; and President and Chief Executive Officer of 55 funds in the Fund Complex. Formerly, Associate General Counsel, Head of US Funds and Retail Legal of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Scott Whisten	Treasurer, Principal Financial and Accounting Officer	NCV, NCZ, NIE, NFJ, ACV & CBH (Since April 2018) AIO (Since October 2019)	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine	Chief Legal Officer and Secretary	NCV, NCZ, NIE, NFJ & ACV (Since April 2016) CBH (Since May 2017) AIO (Since October 2019)	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of 55 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Name and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas L. Harter, CFA	Chief Compliance Officer	NCV, NCZ, NIE & NFJ (Since June 2013) ACV (Since May 2015) CBH (Since May 2017) AIO (Since October 2019)	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili	Assistant Treasurer	NCV, NCZ, NIE & NFJ (Since January 2011) ACV (Since May 2015) CBH (Since May 2017) AIO (Since October 2019)	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Assistant Treasurer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Richard J. Cochran	Assistant Treasurer	NCV, NCZ, NIE & NFJ (Since May 2008) ACV (Since May 2015) CBH (Since May 2017) AIO (Since October 2019)	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano	Assistant Secretary	NCV, NCZ, NIE, NFJ & ACV (Since December 2015) CBH (Since May 2017) AIO (Since October 2019)	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 55 funds in the Fund Complex.

Craig Ruckman	Assistant Secretary	NCV, NCZ, NIE, NFJ, ACV & CBH (Since December 2017) AIO (Since October 2019)	Director of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC and Assistant Secretary of 55 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares, the number of shares entitled to vote and significant Shareholders of the Funds is set forth in Appendix F.

Fund Capital Structure

The Funds and AllianzGI U.S. continuously evaluate market conditions and the Funds’ capital structure, and the Funds retain the flexibility to increase, decrease or refinance their leverage facilities, subject to applicable regulations.

Closed-End Fund Revenue Sharing Agreements

Each of NCV, NCZ and NFJ (for purposes of this section, the “Funds”) are party to additional compensation arrangements with certain underwriters. After the Closing of the Transition, AllianzGI U.S. will continue to make payments under such arrangements for the Funds. Upon such time that Virtus ceases to pay AllianzGI U.S. the separate annual consideration referenced in the Introduction section of this Proxy Statement, AllianzGI U.S.’s payment obligations under these arrangements will be transitioned to Virtus.

IV. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. A quorum for each of NCV, NCZ, NIE and NFJ at the Special Meeting will consist of the presence in person, virtually or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Special Meeting. A quorum for ACV, CBH or AIO at its Meeting will consist of the presence in person, virtually or by proxy of thirty-three and one-third percent (33 1/3%) of the total Shares of the Fund entitled to vote at such Meeting. If the quorum required has not been met, the persons named in the proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, may vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the quorum of Shares of the relevant Fund to be adjourned. A plurality for adjournment only requires that more votes are received in favor of adjournment than against and a quorum is not required.

The costs of any additional solicitation and of any adjourned session will be split between AllianzGI U.S. and Virtus. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the applicable Fund prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting.

Votes cast in person, by proxy or at the Meeting will be counted by persons appointed by the Funds as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will be counted for quorum purposes. For a proposal requiring approval by a specific percentage of shares present or outstanding, abstentions will have the same effect as a vote against the proposal.

Adjournments

With respect to each Fund, in the event that a quorum is not present for purposes of acting on a proposal for such Fund, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for such Fund to permit further solicitation of proxies. For each Fund, any such adjournment will require the affirmative vote of a plurality of the shares of such Fund virtually present or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies may vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of each Fund and officers and employees of AllianzGI U.S., its affiliates and other representatives of the Funds. The Funds have retained AST Fund Solutions, LLC (“AST”) to serve as proxy solicitor and tabulator of proxies and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) are anticipated to be approximately $1,800,000 and will be borne (i) 50% by AllianzGI U.S. and (ii) 50% by Virtus, regardless of whether the Closing occurs.

Methods of Voting

Voting in Person: You may vote in person at the Meetings.

By Virtual Attendance at the Meeting: If you were a registered holder of shares as of September 10, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can virtually participate in and vote at the Meeting or any postponement or adjournment of the Meeting. To do so, please email AST at attendameeting@astfinancial.com and provide your full name, address and control number located on proxy card previously received. If you no longer have that form, please call (866) 342-4883. AST will then email your meeting credentials information and instructions for voting during the Meeting. If you held Fund shares through an intermediary (such as a broker-dealer) as of September 10, 2020, in order to participate in and vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on October 27, 2020. You will then receive confirmation of your registration and a control number by email from AST. AST will also email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the

Meeting and vote. Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

The persons named as proxies on the enclosed proxy card will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from Shareholders. If a duly signed and dated proxy card is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR each of the Proposals. If a duly signed and dated proxy card is received that does not specify a choice, the Fund will consider the proxy card’s timely receipt as an instruction to vote FOR each Proposal.

Telephone and Online Voting: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

As the Meeting date approaches, you may receive a call from a representative of AST, the Funds, AllianzGI U.S. or its affiliates if the applicable Fund has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the internet, you can request a copy of a full set of Proxy Materials, if you have not received or misplaced your Proxy Materials which includes a proxy card and then complete, sign and mail the proxy card received with this Proxy Statement by following the instructions on the proxy card.

Shareholder Proposals for Each Fund’s Next Annual Meetings

It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July, 2021. Proposals of Shareholders intended to be presented at that annual meeting of a Fund must be received by the applicable Fund no later than February 1, 2021 for inclusion in the Funds’ proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for a Fund intended to be presented at the annual meeting for the 2021-2022 fiscal year (i.e., other than those to be included in the Funds’ proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s Shareholder meeting; provided that, if, in accordance with applicable law, the upcoming Shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior Shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming Shareholder meeting date or (ii) the 10th business day following the date such upcoming Shareholder meeting date is first publicly announced or disclosed.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 9 anniversary of this year’s meeting, such proposals must be received no earlier than April 5, 2021 and no later than April 20, 2021. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to virtually present or that it knows that others will virtually present are the Proposals listed in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of this proxy statement may be mailed to a household, even if more than one person in a household is a Fund Shareholder of record, unless the Fund has received contrary instructions from one or more of the Shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call AST at 1-877-361-7967. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of notices of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please call AST at 1-877-361-7967, or contact your financial service firm.

INDEX OF APPENDICES

APPENDIX A	FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT
APPENDIX B	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF VIRTUS
APPENDIX C	FORM OF SUBADVISORY AGREEMENTS
APPENDIX D	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ALLIANZGI U.S.
APPENDIX E	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE VIRTUS VALUE EQUITY SUBADVISER
APPENDIX F	OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Appendix A

[Form of Agreement to be broken out separately by Funds into substantially identical agreements]

[ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY FUND]

[ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND]

[ALLIANZGI CONVERTIBLE & INCOME FUND]

[ALLIANZGI CONVERTIBLE & INCOME FUND II]

[ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND]

[ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND]

[ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND]

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, effective as of the [        ] day of [                ], 20[        ] by and between [FUND NAME], a Massachusetts business trust (the “Fund”), and Virtus Investment Advisers, Inc., a Massachusetts corporation (the “Adviser”).

WITNESSETH THAT:

1.    The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

2.    The Adviser shall furnish continuously an investment program for the portfolio of the Fund and shall manage the investment and reinvestment of the assets of the portfolio of the Fund, subject at all times to the supervision of the Board of Trustees of the Fund (the “Trustees”).

3.    With respect to managing the investment and reinvestment of the portfolio of the Fund’s assets, the Adviser shall provide, at its own expense:

(a)	Investment research, advice and supervision;

(b)	An investment program for the Fund consistent with its investment objectives, policies and procedures;

(c)	Implementation of the investment program for the Fund including the purchase and sale of securities;

(d)

Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for the Fund with respect to assets designated from time to time to be managed by a subadviser to the Fund;

(e)	Advice and assistance on the general operations of the Fund; and

(f)	Regular reports to the Trustees on the implementation of the Fund’s investment program.

4.    The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

5.    The Adviser shall furnish at its own expense, or pay the expenses of the Fund, for the following:

(a)	Office facilities, including office space, furniture and equipment;

(b)	Personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund’s assets (including those required for research, statistical and investment work);

(c)

Except as otherwise approved by the Board, personnel are to serve without direct compensation from the Fund as officers or agents of the Fund. The Adviser need not provide personnel to perform, or pay the expenses of the Fund for, services customarily performed for a closed-end management investment company by its administrator, underwriter(s), custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

(d)	Compensation and expenses, if any, of the Trustees who are also affiliated persons of the Adviser or any subadviser or any of their affiliated persons; and

(e)	Any subadviser recommended by the Adviser and appointed to act on behalf of the Fund.

6.    All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Fund. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser, any subadviser or any of their affiliated persons, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its underwriter(s) pursuant to an agreement with the Fund), expenses of printing and mailing share certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission to the extent required by law, listing its shares on any exchange, and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders to the extent required by law. Additionally, if authorized by the Trustees, the Fund shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

7.    The Adviser shall adhere to all applicable requirements under laws, regulations, rules and orders of regulatory or judicial bodies and all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

(a)

Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent “access persons” (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Fund’s Compliance Officer.

(b)

Policy with Respect to Portfolio Transactions. The Adviser shall have full trading discretion in selecting broker-dealers for Fund transactions on a day to day basis so long as each selection is in conformance with applicable Fund policies and procedures. Such discretion shall include use of “soft dollars” for certain broker and research services, also in conformance with the Fund’s Policy with Respect to Portfolio Transactions. The Adviser may delegate the responsibilities under this section to a Subadviser of the Fund.

(c)

Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary by the Trustees and in a manner consistent with the Fund’s Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Fund. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by the Fund. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Fund then in effect or approved by the Fund, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Fund may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Fund with quarterly proxy voting reports in such form as the Fund may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of the Fund.

(d)

Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Fund’s Valuation Procedures. The Adviser may delegate the responsibilities under this section to a Subadviser of the Fund.

8.    For providing the services and assuming the expenses outlined herein, the Fund agrees that the Adviser shall be compensated as follows:

(a)

[The Fund shall pay a fee computed and paid monthly at the annual rate of [ ]%[1] of the average daily managed assets of the Fund. [For the purposes of this section, “managed assets” means the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls).][2] [For the purposes of this section, “managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).][3] [For the purposes of this section, “managed assets” means the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).][4] [For the purposes of this section, “managed assets” means the total assets of the Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).][5] [For purposes of calculating “managed assets”, the liquidation preference of any preferred shares outstanding shall not be considered a liability][6]. [By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transactions, “managed assets” includes any proceeds from the sale of an asset of the

[1]	The proposed contractual fee rates for the Funds are as follows: 1.00% (ACV); 1.25% (AIO); 0.75% (CBH); 0.70% (NCV and NCZ); 1.00% (NIE); and 0.90% (NFJ).
[2]	Applicable to AIO and CBH.
[3]	Applicable to NCV and NCZ.
[4]	Applicable to ACV.
[5]	Applicable to NIE and NFJ.
[6]	Applicable to ACV, NCZ and NCZ.

Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.][7] The average daily managed assets of the Fund shall be determined by taking an average of all of the determinations of such amount during such month at the close of business on each business day during such month while this Agreement is in effect.

(b)	Compensation shall accrue immediately upon the effective date of this Agreement.

(c)

If there is termination of this Agreement during a month, the Fund’s fee for that month shall be proportionately computed upon the average of the daily net managed asset values of the Fund for such partial period in such month.

9.    The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Fund, the Adviser and any such agent.

10.     The Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

11.    It is understood that:

(a)	Trustees, officers, employees, agents and shareholders of the Fund are or may be “interested persons” of the Adviser as directors, officers, shareholders or otherwise;

(b)	Directors, officers, employees, agents and stockholders of the Adviser are or may be “interested persons” of the Fund as Trustees, officers, shareholders or otherwise; and

(c)	The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

12.     This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, for a period of two years. This Agreement shall continue thereafter on an annual basis provided that (a) such

[7]	Applicable to AIO and CBH.

continuance is approved at least annually by either the Trustees or by a “vote of the majority of the outstanding voting securities” of the Fund and (b) the terms and any continuation of this Agreement have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any such party cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

Any approval of this Agreement by a vote of the holders of a “majority of the outstanding voting securities” of the Fund shall be effective to continue this Agreement notwithstanding (a) that this Agreement has not been approved by a “vote of a majority of the outstanding voting securities” of the Fund affected thereby and (b) that this Agreement has not been approved by the holders of a “vote of a majority of the outstanding voting securities” of the Fund, unless either such additional approval shall be required by any other applicable law or otherwise.

13.     The Fund may terminate this Agreement upon 60 days’ written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or by a “vote of the majority of the outstanding voting securities” of the Fund. The Adviser may terminate this Agreement upon 60 days’ written notice to the Fund, without the payment of any penalty. This Agreement shall immediately terminate in the event of its “assignment”.

14.     The terms “majority of the outstanding voting securities”, “interested persons” and “assignment”, when used herein, shall have the respective meanings in the Investment Company Act.

15.    In the event of termination of this Agreement, or at the request of the Adviser, subject to applicable regulatory requirements in each case, the Fund will eliminate all reference to “Virtus” from its name, and will not thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Fund will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof. If the Adviser chooses to withdraw the Fund’s right to use the word “Virtus,” it agrees to submit the question of continuing this Agreement to a vote of the Fund’s shareholders at the time of such withdrawal.

16.     It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by the President of the Fund, acting as such; neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Declaration of Trust.

17.    This Agreement does not benefit any third-party not expressly named in the Agreement. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of The Commonwealth of Massachusetts.

18.    Unless the parties hereto mutually consent in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement, or any claim of any nature against the Fund, the Trustees or officers of the Fund, shall be brought exclusively in a federal or state court located within The Commonwealth of Massachusetts (and the appropriate appellate courts therefrom).

19.    Subject to the duty of the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund that may be named, and the actions of the Adviser and the Fund in respect thereof.

20.    In the case of class action suits involving securities held in the Fund’s portfolio, the Adviser may include information about the Fund for purposes of participating in any settlements.

21.    A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

[FUND NAME]

By:
Name:	[ ]
Title:	[ ]

[VIRTUS INVESTMENT ADVISERS, INC.]

By:
Name:	[ ]
Title:	[ ]

Appendix B

Principal Executive Officers and Directors of Virtus

Name	Position with Virtus
George R. Aylward	Director, President and Chairman
Michael A. Angerthal	Director, Executive Vice President and Chief Financial Officer
Francis G. Waltman	Director, Executive Vice President
Kevin J. Carr	Vice President and Clerk
Jennifer Fromm	Assistant Clerk
David Fusco	Vice President and Chief Compliance Officer
David G. Hanley	Senior Vice President and Treasurer
Wendy J. Hills	Executive Vice President, General Counsel and Assistant Clerk
David Martin	Vice President

B-1

Appendix C

[Form of Agreement to be broken out separately by Fund into two substantially identical agreements]

[ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY FUND]

[ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM]

[ALLIANZGI CONVERTIBLE & INCOME FUND]

[ALLIANZGI CONVERTIBLE & INCOME FUND II]

[ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND]

[ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND]

[ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND]

SUBADVISORY AGREEMENT

[Date], 20[    ]

[Allianz Global Investors U.S. LLC

1633 Broadway, Floor 41

New York, NY 10019]

[NFJ Investment Group, LLC

Address]

RE:	Subadvisory Agreement

Ladies and Gentlemen:

[    ] Fund (the “Fund”) is a closed-end investment company of the type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends advisers for the Fund and is responsible for the day-to-day management of the Fund.

1.

Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints [Allianz Global Investors U.S. LLC] [NFJ Investment Group, LLC], a Delaware limited liability company (the “Subadviser”), as a discretionary adviser to invest and reinvest [the assets of the Fund] [that discrete portion of the Fund’s assets as designated from time to time by the Adviser the “Managed Asset Portion”)][1] on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder. [It is acknowledged and agreed that the Adviser may appoint from time to time other subadvisers in

[1]	Language regarding Managed Asset Portion arrangement applicable to NFJ only.

addition to the Subadviser to manage the assets of the Fund that do not constitute the Managed Asset Portion and nothing in this Agreement shall be construed or interpreted to grant the Subadviser an exclusive arrangement to act as the sole subadviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund assets to the Subadviser as the Managed Asset Portion.]

2.

Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary adviser of the [Fund/Managed Asset Portion] and agrees, subject to the oversight of the Board of Trustees of the Fund (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the [Fund/Managed Asset Portion] in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.

3.

Services of Subadviser. In providing management services to [the Managed Asset Portion of] the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s most recent prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement (the “Registration Statement”), as such investment objectives, policies and restrictions have been or may be periodically amended or supplemented and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause [the Managed Asset Portion of] the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser to facilitate the Subadviser’s services under this Subadvisory Agreement, including, without limitation, providing information concerning the Fund, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of the Fund or its affairs. [Except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of the Fund’s investment program other than managing the Managed Asset Portion in accordance with the terms and conditions of this Agreement, including without limitation the requirements of this Section 3 and Schedule D of this Agreement.]

4.

Transaction Procedures. All transactions for [the Managed Asset Portion of] the Fund shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for [the Managed Asset Portion of] the Fund placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall instruct the Custodian to (a) carry out all investment instructions as may be directed by the Subadviser with respect to the Fund (which instructions may be orally given if confirmed in writing to the extent the Custodian accepts such manner of transmission); and (b) provide the Subadviser with all operational information in the Custodian’s possession that is reasonably necessary for the Subadviser to trade on behalf of the Fund. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Fund or the Adviser shall notify the Subadviser of the identities of its custodian banks and custody arrangements therewith with respect to the Fund and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.

5.

Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Fund transactions [for the Managed Asset Portion] initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.

In placing orders for the sale and purchase of securities for [the Managed Asset Portion of] the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to [the Managed Asset Portion of] the Fund, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.

The Subadviser may manage other portfolios and expects that [the Managed Asset Portion of] the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of [the Managed Asset Portion of] the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, [the Managed Asset Portion of] the Fund.

C.

The Subadviser shall not execute any transactions for [the Managed Asset Portion of] the Fund with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Fund; (ii) the Adviser; (iii) the Subadviser or any other subadviser to the Fund; (iv) a principal underwriter of the Fund’s shares; or (v) any other affiliated person of the Fund, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.

Consistent with its fiduciary obligations to the Fund and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between [the Managed Asset Portion of] the Fund and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.

Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of [the Managed Asset Portion of] the Fund. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Fund’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of [the Managed Asset Portion of] the Fund may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-2 for inclusion in the Registration Statement of the Fund as needed. During any annual period in which the Subadviser has voted proxies for the Fund, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.

The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held by [the Managed Asset Portion of] the Fund in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with [the Managed Asset Portion of] the Fund. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time by [the Managed Asset Portion of] the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of [the Managed Asset Portion of] the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

7.

Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to [the Managed Asset Portion of] the Fund, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for [the Managed Asset Portion of] the Fund. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Fund, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Fund or (ii) the Fund, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.

The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of [the Managed Asset Portion of] the Fund during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.

Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.

The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of [the Managed Asset Portion of] the Fund required for any shareholder report or any other disclosure document t to be filed by the Fund with the SEC.

D.

The Subadviser shall promptly notify the Adviser and the Fund in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Fund.

9.

Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.

Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to [the Managed Asset Portion of] the Fund unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Fund, or the Adviser against the Subadviser for recovery pursuant to this section.

11.

Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of [the Managed Asset Portion of] the Fund pursuant to this Agreement, and (ii) include performance statistics regarding [the Managed Asset Portion of] the Fund in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

12.

Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.

It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; and (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.

It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.

It will maintain, keep current and preserve on behalf of the Fund, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.

It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the

Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Fund has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Fund or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.

It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Fund.

F.

The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Fund.

G.

To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Fund or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Fund and the Adviser if the representation in this Section 13.G is no longer accurate.

H.

The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for [the Managed Asset Portion of] the Fund or if there is an actual or expected change in control or management of the Subadviser.

14.

No Personal Liability. A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of the Fund pursuant to this instrument (if any) are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.

Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, and E, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Fund) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Fund or its affiliates.

16.

Effective Date; Term. This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to the Fund for a period of two years. This Agreement shall continue thereafter from year to year only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Fund or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the trustees who are not interested persons of the Fund (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief)at a meeting called for the purpose of such approval.

17.	Termination.

A.

This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

B.

This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.

Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of The Commonwealth of Massachusetts applicable to contracts entered into and fully performed within The Commonwealth of Massachusetts.

19.

Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.

Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Fund at:

[                                             ]

Attn: [                        ]

Telephone: [                ]

Facsimile: [                  ]

Email: [              ]

(b)	To the Subadviser at:

[Allianz Global Investors U.S. LLC

1633 Broadway, Floor 41

New York, NY 10019

Attn: [                        ]

Telephone: [                ]

Facsimile: [                  ]

Email: [              ]]

[NFJ Investment Group, LLC

Address

Attn: [                        ]

Telephone: [                ]

Facsimile: [                  ]

Email: [              ]]

21.

Certifications. The Subadviser shall timely provide to the Adviser and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement (if any), the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or [the Managed Asset Portion of] the Fund for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of [the Managed Asset Portion of] the Fund, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of [the Managed Asset Portion of] the Fund in order to support the Fund’s filings on Form N-CSR and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of [the Managed Asset Portion of] the Fund (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Fund. Without limiting the foregoing, the Subadviser shall provide a semiannual certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.

The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Fund, or the omission of such information, by the Adviser for use therein.

B.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund, or the omission of such information, by the Subadviser for use therein.

C.

A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.

Receipt of Disclosure Documents. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.

Use of Names. The parties agree that the names of the Subadviser, the names of any affiliates of the Subadviser and any derivative or logo or trademark or service mark or trade name of each (collectively, “Subadviser’s Marks”) are the valuable property of the Subadviser, and its affiliates. Accordingly, the Adviser and the Fund shall have the right to use Subadviser’s Marks only as set forth in the Trademark License Agreement by and between the Allianz SE, Virtus Investment Advisers, Inc., and VP Distributors, LLC.

25.

Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

26.

Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Fund ceases to be registered as an investment company under the Act.

[signature page follows]

[FUND NAME]

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

[ALLIANZ GLOBAL INVESTORS U.S. LLC]

[NFJ INVESTMENT GROUP, LLC]

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Record Keeping Requirements
C. Fee Schedule
D. Subadviser Functions
E. Form of Sub-Certification

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Fund’s service providers, including: [    ] (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), [    ] (the “Sub-Accounting Agent”), [                             (the “Prime Broker”)] and all other Counterparties/Brokers as required.

The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Fund.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Fund’s NAV calculation. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Fund. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;

13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Fund except as specifically approved by the Fund and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.

(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.

(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.

Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization.

There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of securities and such other information as is appropriate to support the authorization.*

4.

(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board-approved policies and procedures of the Fund, including without limitation those related to valuation determinations.

*

Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to [the Managed Asset Portion of ] the Fund, calculated as follows:

1.	The total expenses of the Fund will be calculated in accordance with the terms of most recent prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.

The net advisory fee will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.

In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.

If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

6.

[The net advisory fee shall be pro rated based on the Fund’s average daily managed assets (as such term is described and used in the Investment Advisory Agreement between the Fund and the Adviser) attributable to the Managed Asset Portion during the period. The Adviser shall be responsible for determining the portion of the Fund’s average daily managed assets attributable to the [ ] Managed Asset Portion at any time and from time to time, provided that the Adviser shall provide sufficient substantiation for any such determination to the Subadviser upon request, and the Subadviser reserves the right to challenge any calculation through discussions with the Adviser if it has a reasonable basis for concluding that such calculation was in error.][2]

[2]	Applicable to NFJ only.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of [the Managed Asset Portion of] the Fund’s assets, the Subadviser shall provide, at its own expense:

(a)

An investment program for [the Managed Asset Portion of] the Fund consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)

Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of [the Managed Asset Portion of] Fund assets in accordance with the then prevailing Prospectus and Statement of Additional Information or other applicable disclosure documents or policies of the Fund and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of [the Managed Asset Portion of] the Fund’s investment program, including, without limitation, analysis of performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)

Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Fund].

From:	[Name of Subadviser]

ARTICLE I Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Fund].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR for the Fund.

ARTICLE II Schedule of Investments

ARTICLE III Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

ARTICLE IV In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.

Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.

Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.

In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

ARTICLE VI have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to [that portion of the Fund allocated to or managed by the Subadviser (the “Managed Asset Portion”)/the Fund], contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

ARTICLE VII have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:

a.

All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Fund’s ability to record, process, summarize and report financial data with respect to [the Managed Asset Portion of] the Fund in a timely fashion;

b.

Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

ARTICLE VIII certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund and the Policies and Procedures of the Fund as adopted by the Fund’s Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.

The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to [the Managed Asset Portion of] the Fund as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.

The subadviser has disclosed to the Adviser or the Fund any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

ARTICLE VIII This certification relates solely to [the Managed Asset Portion of] the Fund named above and may not be relied upon by any other fund or entity.

ARTICLE IX The Subadviser does not maintain the official books and records of the Fund named above. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.

ARTICLE X

ARTICLE XI
ARTICLE XII	[Name of Subadviser]	Date
ARTICLE XIII	[Name of Authorized Signer]
[Title of Authorized Signer]

Appendix D

Principal Executive Officers and Directors of AllianzGI U.S.

Name(1)	Position
Tobias Pross	Chief Executive Officer
Gem Pushpaharan	Chief Operating Officer
Erin Bengtson-Olivieri	Chief Financial Officer
Paul Koo	Chief Compliance Officer
John Viggiano	Chief Legal Officer

(1)	The business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019

D-1

Appendix E

Principal Executive Officers and Directors of the Virtus Value Equity Subadviser

Name(1)	Position
George R. Aylward	President and Chief Executive Officer
Michael A. Angerthal	Executive Vice President and Chief Financial Officer
Jennifer S. Fromm	Vice President and Assistant Secretary
David G. Hanley	Senior Vice President and Treasurer
Wendy J. Hills	Executive Vice President, General Counsel and Secretary
Ronnie D. Kryjak	Assistant Secretary

(1)	The business address of the persons listed above is c/o Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103.

E-1

Appendix F

Outstanding Shares, Shares Entitled to Vote and Significant Shareholders Outstanding Shares

The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.

	Outstanding Common Shares	Outstanding ARPS or MRPS Preferred Shares	Outstanding Series A Cumulative Preferred Shares
AIO	34,323,135	N/A	N/A
CBH	18,258,516	N/A	N/A
NCV	90,373,569	8,931	4,000,000
NCZ	76,115,749	6,501	4,360,000
ACV	10,353,920	1,200,000	N/A
NIE	27,708,965	N/A	N/A
NFJ	94,801,581	N/A	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund. The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on each Proposal.

As of the Record Date, the Trustees, nominees and officers of each Fund, as a group and individually, beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of AIO, NCV, NCZ, CBH, ACV, NIE or NFJ:

Beneficial Owner	Fund	Percentage of Ownership Class
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCV	90.20% of ARPS Preferred Shares

RiverNorth Capital Management, LLC 325 N. LaSalle Street Suite 645 Chicago, IL 60654	NCV	8.34% of Cumulative Preferred Shares

UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCZ	86.69% of ARPS Preferred Shares

F-1

Beneficial Owner	Fund	Percentage of Ownership Class
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NIE	10.21% of Common Shares

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	ACV	9.24% of Common Shares

Metropolitan Life Insurance Co/NY One MetLife Way Whippany, NJ 07981	ACV	100% of MRPS Preferred Shares

Punch & Associates Investment Management Inc. 7701 France Avenue South Suite 300 Edina, MN 55435	CBH	5.04% of Common Shares

F-2

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Convertible & Income 2024 Target Term Fund (CBH) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income 2024 Target Term Fund (CBH) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Convertible & Income 2024 Target Term Fund (CBH).	O	O	O

2.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Convertible & Income 2024 Target Term Fund (CBH).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Convertible & Income Fund (NCV) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund (NCV) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Convertible & Income Fund (NCV).	O	O	O

2. Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Convertible & Income Fund (NCV).	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Convertible & Income Fund II (NCZ) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund II (NCZ) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Convertible & Income Fund II (NCZ).	O	O	O

2.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Convertible & Income Fund II (NCZ).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ).	O	O	O

2.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Equity & Convertible Income Fund (NIE) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Equity & Convertible Income Fund (NIE) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Equity & Convertible Income Fund (NIE).	O	O	O

2.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Equity & Convertible Income Fund (NIE).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Diversified Income & Convertible Fund (ACV) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Diversified Income & Convertible Fund (ACV) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Diversified Income & Convertible Fund (ACV).	O	O	O

2.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Diversified Income & Convertible Fund (ACV).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Artificial Intelligence & Technology Opportunities Fund (AIO) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 28, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Artificial Intelligence & Technology Opportunities Fund (AIO) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Artificial Intelligence & Technology Opportunities Fund (AIO).	O	O	O

2.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Artificial Intelligence & Technology Opportunities Fund (AIO).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]